UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington,  D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 28, 2016

CENTRAL FEDERAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-25045	34-1877137
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification Number)

7000 N. High Street, Worthington, Ohio	43085	(614) 334-7979
(Address of principal executive offices)	(Zip Code)	(Registrant’s Telephone Number)

(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On November 28, 2016, Central Federal Corporation (the “Company”) issued a press release announcing that the Company and its wholly-owned banking subsidiary, CFBank, have received the necessary regulatory approvals for CFBank to convert from a federal savings bank charter to a national bank charter and for the Company to become a financial holding company, effective as of December 1, 2016.  A copy of the press release is included as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01.  Financial Statements and Exhibits

(a) Not applicable

(b) Not applicable

(c) Not applicable

(d)  Exhibits

99.1Press Release issued on November 28, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Central Federal Corporation

Date: November 28, 2016	By:	/s/ John W. Helmsdoerfer
John W. Helmsdoerfer, CPA
Chief Financial Officer